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                           DRESDNER RCM GLOBAL FUNDS
                         SUPPLEMENT DATED MAY 20, 1999
                      TO THE PROSPECTUS DATED MAY 3, 1999


THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "LARGE CAP GROWTH FUND" AT PAGE 28 OF THE PROSPECTUS:

William L. Price, John D. Leland, Jr. and Seth Reicher are primarily responsible for the day-to-day management of the Large Cap Growth Fund.
Mr. Price is a Senior Managing Director, Chief Executive Officer & Chief Investment Officer of the Investment Manager, with which he has been associated since 1977. He has managed equity portfolios on behalf of the Investment Manager since 1977. Mr. Leland is a Managing Director of the Investment Manager, with which he has been associated since 1972. He has managed equity portfolios on behalf of the Investment Manager since 1972. Mr. Reicher is a Director of the Investment Manager, with which he has been associated since 1993. He has participated in the management of equity portfolios on behalf of the Investment Manager since 1993.